Janus Henderson Global Select Fund

Schedule of Investments (unaudited)

December 31, 2019

Shares		Value
Common Stocks – 98.2%
Aerospace & Defense – 3.3%
CAE Inc	985,927	$26,106,108
Safran SA	310,950	48,007,209
		74,113,317
Airlines – 0.8%
United Airlines Holdings Inc*	200,073	17,624,431
Auto Components – 1.9%
Aptiv PLC	433,015	41,123,435
Banks – 10.2%
BNP Paribas SA	661,727	39,210,208
China Construction Bank Corp	52,488,000	45,335,383
Citigroup Inc	1,179,448	94,226,101
HDFC Bank Ltd	1,175,314	20,948,639
Mitsubishi UFJ Financial Group Inc	3,457,700	18,879,857
Permanent TSB Group Holdings PLC*	5,262,077	6,740,048
		225,340,236
Beverages – 4.8%
Coca-Cola Co	1,469,996	81,364,279
Diageo PLC	578,374	24,515,747
		105,880,026
Biotechnology – 0.3%
BeiGene Ltd (ADR)*	44,730	7,414,445
Building Products – 2.2%
Daikin Industries Ltd	339,900	48,338,135
Capital Markets – 3.2%
Goldman Sachs Group Inc	307,844	70,782,571
Chemicals – 1.0%
Air Products & Chemicals Inc	92,568	21,752,554
Diversified Telecommunication Services – 0.7%
Tower Bersama Infrastructure Tbk PT	187,219,500	16,590,777
Electronic Equipment, Instruments & Components – 1.0%
Hexagon AB	416,543	23,355,306
Entertainment – 0.7%
Nexon Co Ltd*	1,228,100	16,391,246
Health Care Equipment & Supplies – 1.2%
Boston Scientific Corp*	588,125	26,595,012
Health Care Providers & Services – 1.7%
Anthem Inc	124,904	37,724,755
Hotels, Restaurants & Leisure – 2.1%
GVC Holdings PLC	3,960,866	46,383,039
Household Durables – 3.6%
PulteGroup Inc	1,481,272	57,473,354
Sony Corp	344,500	23,468,745
		80,942,099
Independent Power and Renewable Electricity Producers – 4.1%
NRG Energy Inc	2,266,897	90,109,156
Insurance – 4.6%
AIA Group Ltd	4,421,200	46,414,713
Beazley PLC	2,653,051	19,536,147
NN Group NV	394,446	14,962,386
Sony Financial Holdings Inc	920,000	22,254,786
		103,168,032
Interactive Media & Services – 2.3%
Tencent Holdings Ltd	1,050,800	50,653,312
Internet & Direct Marketing Retail – 5.5%
Alibaba Group Holding Ltd (ADR)*	376,578	79,872,194
Amazon.com Inc*	20,413	37,719,958
MakeMyTrip Ltd*	162,916	3,730,776
		121,322,928
Leisure Products – 1.5%
Hasbro Inc	326,183	34,448,187
Machinery – 2.4%
Parker-Hannifin Corp	260,858	53,689,794
Metals & Mining – 2.9%
Antofagasta PLC	1,102,636	13,388,296
Rio Tinto Ltd	369,247	26,010,060
Teck Resources Ltd	1,423,467	24,689,215
		64,087,571

Shares		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – 4.8%
Canadian Natural Resources Ltd	1,741,606	$56,340,954
EOG Resources Inc	215,434	18,044,752
TOTAL SA	600,022	33,110,974
		107,496,680
Pharmaceuticals – 8.2%
Merck & Co Inc	557,028	50,661,697
Novartis AG	342,365	32,516,891
Takeda Pharmaceutical Co Ltd	1,332,868	53,147,866
Zoetis Inc	345,328	45,704,161
		182,030,615
Road & Rail – 3.2%
Container Corp Of India Ltd	2,376,169	19,040,488
Kansas City Southern	281,327	43,088,043
Uber Technologies Inc*	262,855	7,817,308
		69,945,839
Semiconductor & Semiconductor Equipment – 3.8%
ASML Holding NV	165,078	48,824,636
Taiwan Semiconductor Manufacturing Co Ltd	3,195,000	35,280,901
		84,105,537
Software – 7.1%
Adobe Inc*	130,929	43,181,693
Microsoft Corp	465,221	73,365,352
Salesforce.Com Inc*	245,671	39,955,931
		156,502,976
Technology Hardware, Storage & Peripherals – 1.4%
Samsung Electronics Co Ltd	650,393	31,386,257
Textiles, Apparel & Luxury Goods – 2.2%
Cie Financiere Richemont SA	209,206	16,445,027
Samsonite International SA (144A)	13,194,000	31,665,058
		48,110,085
Thrifts & Mortgage Finance – 2.4%
MGIC Investment Corp	3,694,773	52,354,933
Trading Companies & Distributors – 1.7%
Ferguson PLC	418,629	37,978,553
Wireless Telecommunication Services – 1.4%
T-Mobile US Inc*	393,332	30,845,095
Total Common Stocks (cost $1,623,737,484)		2,178,586,934
Preferred Stocks – 0.4%
Software – 0.4%
Magic Leap Inc - Series D*,¢,§ (cost $9,254,547)	342,761	7,588,729
Investment Companies – 1.9%
Money Markets – 1.9%
Janus Henderson Cash Liquidity Fund LLC, 1.7210%ºº,£ (cost $42,222,565)	42,220,780	42,220,780
Total Investments (total cost $1,675,214,596) – 100.5%		2,228,396,443
Liabilities, net of Cash, Receivables and Other Assets – (0.5)%		(10,475,271)
Net Assets – 100%		$2,217,921,172

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,164,855,059	52.3%
Japan	182,480,635	8.2
China	175,860,889	7.9
France	120,328,391	5.4
Canada	107,136,277	4.8
United Kingdom	103,823,229	4.6
Hong Kong	78,079,771	3.5
Netherlands	63,787,022	2.9
Switzerland	48,961,918	2.2
India	43,719,903	2.0
Taiwan	35,280,901	1.6
South Korea	31,386,257	1.4
Australia	26,010,060	1.2
Sweden	23,355,306	1.0
Indonesia	16,590,777	0.7
Ireland	6,740,048	0.3

Total	$2,228,396,443	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/19
Investment Companies - 1.9%
Money Markets - 1.9%
Janus Henderson Cash Liquidity Fund LLC, 1.7210%ºº	$209,802	$1,915	$(1,785)	$42,220,780
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 1.4338%ºº	98,070∆	-	-	-
Total Affiliated Investments - 1.9%	$307,872	$1,915	$(1,785)	$42,220,780

	Share Balance at 9/30/19	Purchases	Sales	Share Balance at 12/31/19
Investment Companies - 1.9%
Money Markets - 1.9%
Janus Henderson Cash Liquidity Fund LLC, 1.7210%ºº	54,049,272	29,626,443	(41,454,935)	42,220,780
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 1.4338%ºº	-	17,547,662	(17,547,662)	-

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2019 is $31,665,058, which represents 1.4% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2019.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§	Schedule of Restricted Securities (as of December 31, 2019)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets

Magic Leap Inc - Series D	10/5/17	$9,254,547	$7,588,729	0.4%

The Fund has registration rights for certain restricted securities held as of December 31, 2019. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2019.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$2,178,586,934	$-	$-
Preferred Stocks	-	-	7,588,729
Investment Companies	-	42,220,780	-
Total Assets	$2,178,586,934	$42,220,780	$7,588,729

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of December 31, 2019.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.